                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       People's Savings Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           R. R. Donnelley Financial
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       PEOPLE'S SAVINGS FINANCIAL CORP.
                               123 BROAD STREET
                        NEW BRITAIN, CONNECTICUT 06053

                                                                 March 21, 1997

Dear Stockholders:

  You are cordially invited to attend the People's Savings Financial Corp. Annual Meeting of Stockholders to be held on Tuesday, April 22, 1997 at 10:00 a.m. at the Ramada Inn, 65 Columbus Boulevard, New Britain, Connecticut.

  The proposals to be considered at the meeting are (1) the election of four directors, each for a term of three years, and (2) the ratification of the appointment of Coopers & Lybrand, L.L.P. as independent auditors for the fiscal year ending December 31, 1997. All of the nominees for election as directors are members of the present Board of Directors. Their names and information about them and the other members of the Board of Directors will be found in the Proxy Statement which, along with the formal Notice of Annual Meeting, is attached.

  We hope that you will attend the Annual Meeting. Regardless of whether you plan to attend, please complete, date, sign and return the enclosed proxy card in the accompanying envelope.

  YOUR SHARES CANNOT BE VOTED AT THE MEETING UNLESS YOU ARE PRESENT OR REPRESENTED BY PROXY.

  If you have any questions, please do not hesitate to contact our Secretary, Teresa Sasinski, at (860)224-7771.

  The Company's 1996 Annual Report is included in this package, and we urge you to read it carefully.

  Thank you for your cooperation and continuing support.

                                          Sincerely,

                                          Joseph A. Welna, M.D.
                                          Chairman of the Board

                                          Richard S. Mansfield
                                          President and Chief Executive
                                           Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF PEOPLE'S SAVINGS FINANCIAL CORP.

  Notice is hereby given that the Annual Meeting of Stockholders of People's Savings Financial Corp. (the "Company") will be held on Tuesday, April 22, 1997 at 10:00 a.m. at the Ramada Inn, 65 Columbus Boulevard, New Britain, Connecticut, for the purpose of considering and voting upon the following matters:

    1. Election of four directors who, with the seven directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of the Company.

    2. Ratification of the appointment of Coopers & Lybrand, L.L.P. as independent auditors for the fiscal year ending December 31, 1997.

    3. Such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on March 7, 1997 are entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors

                                          Teresa Sasinski, Secretary

March 21, 1997

  WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU WERE A STOCKHOLDER OF RECORD ON MARCH 7, 1997 AND ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

                       PEOPLE'S SAVINGS FINANCIAL CORP.
                               123 BROAD STREET
                        NEW BRITAIN, CONNECTICUT 06053
                                (860) 224-7771

                               ----------------

                                PROXY STATEMENT
              1997 ANNUAL MEETING OF STOCKHOLDERS: APRIL 22, 1997
          APPROXIMATE DATE OF MAILING TO STOCKHOLDERS: MARCH 21, 1997

INTRODUCTION

  This Proxy Statement is being furnished to the stockholders of People's Savings Financial Corp., a Connecticut corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 22, 1997, at 10:00 a.m. at the Ramada Inn, 65 Columbus Boulevard, New Britain, Connecticut (the "Annual Meeting"), and at any adjournment thereof. The purpose of the Annual Meeting is to consider and vote upon (1) the election of four directors who, with the seven directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of the Company, and (2) the ratification of the appointment of Coopers & Lybrand, L.L.P. as independent auditors for the fiscal year ending December 31, 1997.

  The principal executive offices of the Company and its subsidiary, People's Savings Bank & Trust (the "Bank"), are located at 123 Broad Street, New Britain, Connecticut 06053, and the telephone number of the Company and the Bank is (860) 224-7771.

RECORD DATE; VOTING RIGHTS

  The Board of Directors of the Company has fixed the close of business on March 7, 1997 as the record date (the "Record Date") for determining holders of outstanding shares of the Common Stock of the Company ("Company Common Stock") entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of Company Common Stock of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment thereof. As of February 28, 1997, there were 1,905,863 shares of Company Common Stock issued and outstanding, each of which is entitled to one vote on each matter submitted to a vote at the Annual Meeting. Pursuant to the Bylaws of the Company, a majority of the issued and outstanding shares of Company Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting.

  The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to approve the election of directors, and more votes must be cast in favor then are voted against to ratify the appointment of the auditors. In certain circumstances, a shareholder will be considered to be present at the Annual Meeting for quorum purposes, but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Annual Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares are represented at a meeting by a proxy conferring authority to vote on certain matters but not on the election of directors or on other matters to be voted on at the Annual Meeting. Under Connecticut law, such abstentions and non-votes have a neutral effect with respect to the election of directors and ratification of auditors.

  The Company has been advised that all of the executive officers and directors of the Company and their affiliates intend to vote their shares of Company Common Stock in favor of the election of the four directors and the ratification of the appointment of independent auditors.

SOLICITATION, REVOCATION AND USE OF PROXIES

  Shares of Company Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Annual Meeting in accordance with the instructions indicated in the proxies. If no instructions are indicated, shares will be voted FOR the proposals to elect the nominees for director and ratify the appointment of independent auditors and, in the discretion of the proxy holders, as to any other matter which may properly come before the Annual Meeting or any adjournment thereof.

  Any stockholder of the Company who has given a proxy has the power to revoke such proxy at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. A stockholder of record on the Record Date may also revoke a proxy by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

  The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional remuneration, by personal interview, telephone or telegram. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company Common Stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                            PRINCIPAL STOCKHOLDERS

  The following table shows, as of the most recent practicable date (February 28, 1997), any person known to the Company (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to be the beneficial owner of more than 5% of the Company Common Stock. This information is furnished in accordance with Securities and Exchange Commission ("SEC") rules with respect to any persons known by the Company to be beneficial owners of more than 5% of the Company Common Stock.

  In preparing the following table, the Company has relied on information furnished by First Manhattan Co. and First Union Corporation on Schedules 13D and 13G filed with the SEC and mailed to the Company. Unless otherwise indicated, each person has sole voting and sole dispositive power with respect to the shares shown.

                  NAME AND ADDRESS              AMOUNT AND NATURE OF   PERCENT
                 OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP OF CLASS(a)
                 -------------------            -------------------- -----------
      First Manhattan Co. .....................      103,500(b)         5.43%
      437 Madison Avenue
      New York, New York 10022
      First Union Corporation..................      161,700(c)         8.48%
      One First Union Center
      Charlotte, North Carolina 28288

--------
  (a) The percentages shown are calculated on the basis of the number of outstanding shares of the Company Common Stock on February 28, 1997.
  (b) First Manhattan Co. is a registered investment advisor and the general partner of First Save Associates, L.P. ("First Save") and Second First Save Associates, L.P. ("Second First"). According to their report on Schedule 13D filed with the SEC on February 7, 1996, First Save and Second First have sole voting and dispositive power with respect to 51,900 and 51,600 shares, respectively.
  (c) First Union Corporation is a parent holding company as defined in SEC Rule 13d-1(b)(ii)(G). According to its report on Schedule 13G filed with the SEC on February 12, 1996, First Union Corporation exercises shared voting power with respect to 10,000 shares.

                       ELECTION OF A CLASS OF DIRECTORS

                                 (PROPOSAL 1)

  The Certificate of Incorporation and the Bylaws of the Company provide for the election of directors by the stockholders and for the division of the Board of Directors into three classes as nearly equal in number as possible. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the stockholders. Vacancies in directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office.

INFORMATION ON NOMINEES AND DIRECTORS

  There are now eleven directors of the Company. The terms of four directors expire at this Annual Meeting, each of whom has been nominated for re-election at the Annual Meeting for a three-year term, expiring at the annual meeting in 2000. In the event that any nominee for director is unable or declines to serve, which the Board of Directors has no reason to expect, the proxy holders will vote for a substitute nominee designated by the present Board of Directors. The terms of the remaining two classes of directors expire at the annual meetings in 1998 and 1999, respectively, or when their successors are elected and qualify.

  Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with certain prior notice procedures set forth in the Company's Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made in writing to the Secretary of the Company and must be delivered or mailed to the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 50 days notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so mailed or delivered not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed. A stockholder's notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation of such person, (iii) the number of shares of the Company Common Stock which will be voted for such person and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, and (ii) the number of shares of the Company Common Stock which are beneficially owned by such stockholder.

  Except as indicated in the notes following the tables below, the nominees and the directors continuing in office have sole voting and investment power with respect to the shares listed as being beneficially owned by them.

  The following tables set forth information, as of the most recent practicable date (February 28, 1997), regarding the nominees for re-election as directors at the Annual Meeting and the directors of the Company continuing in office, including (a) the name of each nominee and director continuing in office, (b) his principal occupation for the previous five years, (c) his current service on the committees of the Board of Directors, (d) his age and period of service as a director of the Bank and the Company, (e) the number of shares and percentage of the Company Common Stock beneficially owned, either directly or indirectly, and (f) the expiration date of his current term as director. Each nominee and director continuing in office is also a director of the Bank and has served as a director of the Company since its incorporation in February 1989.

          NOMINEES FOR ELECTION AT THIS MEETING FOR A THREE YEAR TERM

                                                                             AMOUNT AND
                                                                             NATURE OF     PERCENT
                          POSITIONS HELD WITH                                BENEFICIAL   OF COMPANY
                          THE COMPANY AND THE         HAS SERVED TERM WILL  OWNERSHIP OF    COMMON
                           BANK AND PRINCIPAL            AS A    EXPIRE AT    COMPANY       STOCK
                           OCCUPATION DURING           DIRECTOR  THE ANNUAL    COMMON    BENEFICIALLY
          NAME            THE PAST FIVE YEARS     AGE   SINCE    MEETING IN    STOCK        OWNED
          ----          -----------------------   --- ---------- ---------- ------------ ------------
 Walter D.              Investment Committee       63    1977       2000    15,000(a)        .78%
  Blogoslawski........   (Chairman); Owner of
                         Investment Research
                         and PHB Realty, Vero
                         Beach, Florida
 Stanley P. Filewicz,   Pension and Audit          63    1982       2000    12,400(b)(c)     .65%
  M.D.................   Committees; Orthopedic
                         Surgeon; President of
                         New Britain Orthopedic
                         Surgical Group, Inc.
 Roland L. LeClerc....  Audit and Marketing        69    1983       2000    9,628(c)         .50%
                         (Chairman) Committees;
                         Retired Partner of
                         insurance and real
                         estate firm of LeClerc
                         & Fortier, New
                         Britain, CT
 Chester S. Sledzik,    Executive, Loan and        69    1975       2000    11,077(c)(d)     .58%
  Esquire.............   Investment Committees;
                         General Counsel to the
                         Bank; Partner in law
                         firm of Sledzik &
                         McGuire, New Britain,
                         CT

--------
  (a) Includes options to purchase 1,000 shares granted to outside directors upon re-election as a director in 1988 and 1994, and options to purchase 2,000 shares granted to outside directors at the 1995 and 1996 annual meetings of shareholders.
  (b) Includes 100 shares owned by Dr. Filewicz's spouse, and 300 shares owned by his minor children, over which he shares voting and investment power.
  (c) Includes options to purchase 1,000 shares granted upon re-election as a director in 1988, 1991 and 1994, and options to purchase 2,000 shares granted at the 1995 and 1996 annual meetings of shareholders.
  (d) Includes 1,077 shares owned jointly by Attorney Sledzik and his spouse in which Attorney Sledzik shares voting and investment power.

                         DIRECTORS CONTINUING IN OFFICE

                                                                              AMOUNT AND
                                                                              NATURE OF     PERCENT
                           POSITIONS HELD WITH                                BENEFICIAL   OF COMPANY
                           THE COMPANY AND THE         HAS SERVED TERM WILL  OWNERSHIP OF    COMMON
                           BANK AND PRINCIPAL             AS A    EXPIRE AT    COMPANY       STOCK
                            OCCUPATION DURING           DIRECTOR  THE ANNUAL    COMMON    BENEFICIALLY
          NAME             THE PAST FIVE YEARS     AGE   SINCE    MEETING IN    STOCK        OWNED
          ----          ------------------------   --- ---------- ---------- ------------ ------------
 Robert A. Gryboski,    Planning (Chairman),        57    1976       1998    27,546(a)(b)    1.44%
  M.D.................   Executive, Loan,
                         Investment, Trust and
                         Nominating Committees;
                         Senior Attending
                         Otolaryngologist and
                         Head and Neck Surgeon
                         at New Britain General
                         Hospital; Assistant
                         Clinical Professor of
                         Otolaryngology and Head
                         and Neck Surgery at the
                         University of
                         Connecticut Medical
                         School
 Walter J. Liss.......  Audit (Chairman),           68    1970       1998    18,769(c)(d)     .98%
                         Executive, Planning,
                         Nominating and
                         Personnel Committees;
                         Secretary of Board of
                         Directors; President of
                         Liss Insurance Agency,
                         Inc., New Britain, CT
 Richard S. Mansfield.  Member of all Committees    56    1985       1998    32,415(e)       1.70%
                         (except the Audit and
                         Personnel Committees);
                         President and Chief
                         Executive Officer of
                         the Company and the
                         Bank; formerly
                         Executive Vice
                         President and Vice
                         President for Mortgage
                         Lending at the Bank
 Robert A. Story......  Executive, Loan             55    1983       1998    14,811(d)(f)     .77%
                         (Chairman), Investment,
                         Nominating (Chairman),
                         Trust, Pension and
                         Personnel Committees;
                         President of Story
                         Brothers Auto Rental,
                         Inc. and Story
                         Brothers, Inc., New
                         Britain, CT; automobile
                         repair business

                                                                               AMOUNT AND
                                                                               NATURE OF     PERCENT
                           POSITIONS HELD WITH                                 BENEFICIAL   OF COMPANY
                           THE COMPANY AND THE          HAS SERVED TERM WILL  OWNERSHIP OF    COMMON
                            BANK AND PRINCIPAL             AS A    EXPIRE AT    COMPANY       STOCK
                            OCCUPATION DURING            DIRECTOR  THE ANNUAL    COMMON    BENEFICIALLY
          NAME             THE PAST FIVE YEARS      AGE   SINCE    MEETING IN    STOCK        OWNED
          ----          -------------------------   --- ---------- ---------- ------------ ------------
 Joseph A. Welna,       Chairman of Board of         65    1969       1998    35,097(g)       1.84%
  M.D. ...............   Directors; Member of all
                         Committees; Chairman of
                         the Executive and Trust
                         Committee; Senior
                         Attending
                         Obstetrician/Gynecologist
                         at New Britain General
                         Hospital; Senior
                         Gynecologist at Bradley
                         Memorial Hospital;
                         Assistant Clinical
                         Professor at the
                         University of
                         Connecticut Medical
                         School
 Henry Poplaski.......  Marketing Committee;         64    1984       1999    8,675(h)(i)      .45%
                         Owner/Manager of Hank's
                         Automotive Service, New
                         Britain, CT
 A. Richard Puskarz...  Personnel (Chairman),        53    1979       1999    9,808(i)(j)      .51%
                         Planning and Executive
                         Committees; President
                         and Treasurer of Art
                         Press, Inc., New
                         Britain, CT; printing
                         company

--------
  (a) Includes 4,500 shares owned as custodian for Dr. Gryboski's minor children; and 12,700 shares owned by his IRA.
  (b) Includes options to purchase 2,000 shares granted to outside directors at the 1995 and 1996 annual meeting of shareholders.
  (c) Includes 2,423 shares owned by Mr. Liss' spouse; 1,787 shares held in his spouse's Individual Retirement Account ("IRA"); 2,000 shares owned by a corporate investment plan; and 1,346 shares owned by a scholarship fund for which he is an officer.
  (d) Includes options to purchase 1,000 shares granted upon re-election as a director in 1989 and 1992, and options to purchase 2,000 shares granted at the 1995 and 1996 annual meeting of shareholders.
  (e) Includes options to purchase 31,000 shares, and 1,366 shares owned jointly with Mr. Mansfield's spouse.
  (f) Includes 105 shares owned by Mr. Story's spouse as custodian for his minor child; 100 shares owned as custodian for his minor child; and 129 shares held in his spouse's IRA.
  (g) Includes 10,000 shares owned by New Britain Obstetrics/Gynecology Group Pension Plan. Dr. Welna has a 25% interest in the pension plan but disclaims beneficial ownership of the shares owned by the pension plan. Also includes options to purchase 2,000 shares granted to outside directors at the 1995 and 1996 meetings.
  (h) Includes 1,675 shares owned jointly with Mr. Poplaski's spouse.
  (i) Includes options to purchase 1,000 shares granted upon re-election as a director in 1987, 1990 and 1993, and options to purchase 2,000 shares granted at the 1995 and 1996 annual meetings of shareholders.
  (j) Includes 526 shares owned by Mr. Puskarz's spouse, and 572 shares owned as custodian for his minor children.

OWNERSHIP OF SHARES BY DIRECTORS AND OFFICERS

  As of February 28, 1997, John G. Medvec, Executive Vice President and Treasurer, beneficially owned 24,272 shares (including 23,000 shares under stock options that are exercisable within 60 days), representing 1.26% of the Company's outstanding stock. Including such shares, all of the current directors and executive officers of the Company as a group (12 persons) own beneficially as of February 28, 1997 an aggregate of 219,498 shares of Company Common Stock, representing 10.86% of the total number of such shares outstanding. Of that aggregate, current non-employee directors own 162,811 shares of Company Common Stock, or 8.28% of the total shares outstanding, and executive officers own 56,687 such shares, or 2.89%.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company held eight meetings and the Board of Directors of the Bank had fourteen meetings during fiscal year 1996. The committees of the Board of Directors of the Company were established on July 1, 1989. The committees of the Board of Directors of the Company did not (with the exception of the Nominating Committee) meet separately from the committees of the Board of Directors of the Bank. The committees of the Board of Directors of the Bank are the Audit Committee, the Executive Committee, the Loan Committee, the Investment Committee, the Pension Committee, the Personnel Committee, the Marketing Committee, the Trust Committee and the Planning Committee. The following information relates to the committees of the Board of Directors of the Bank and the Nominating Committee of the Company.

  The Audit Committee met five times during fiscal year 1996. The members of the Audit Committee are Walter J. Liss (Chairman), Stanley P. Filewicz and Roland L. LeClerc. The Audit Committee reviews the examination reports of the state and federal regulatory agencies, the quarterly reports of the internal auditor and the annual reports of the independent auditors, and reviews the adequacy of accounting, financial and operating controls.

  The Executive Committee did not meet during fiscal year 1996. The members of the Executive Committee are Joseph A. Welna (Chairman), Robert A. Gryboski, Walter J. Liss, A. Richard Puskarz, Robert A. Story and Chester S. Sledzik. The Executive Committee has general supervision of the affairs of the Bank in the absence of the full Board of Directors, and meets when and if necessary between full Board meetings.

  The Company's Nominating Committee met one time in 1996. The current members of the Nominating Committee are Robert A. Story (Chairman), Robert A. Gryboski and Walter J. Liss. The Nominating Committee nominates candidates for election to the Board of Directors or for appointment by the Board from time to time for the purpose of filling any vacancy among the directors. Nominations of persons for election to the Board of Directors may also be made by stockholders, as described above under "Election of a Class of Directors (Proposal 1)".

  The Loan Committee met twenty-two times during fiscal year 1996. Members of the Loan Committee are Robert A. Story (Chairman), Robert A. Gryboski and Chester S. Sledzik. The Loan Committee reviews and approves all loans in excess of $250,000.

  The Investment Committee met ten times during fiscal year 1996. Members of the Investment Committee are Walter D. Blogoslawski (Chairman), Robert A. Story, Robert A. Gryboski and Chester S. Sledzik. The Investment Committee reviews all fixed income investments and all equity investments to ensure that they have been made within the policy guidelines established by the Board.

  The Pension Committee met three times during fiscal year 1996. The members of the Pension Committee are Robert A. Story and Stanley P. Filewicz (Chairman). The Committee is responsible for supervising and controlling the operation of the pension plan.

  The Personnel Committee met twelve times during fiscal year 1996. The members of the Personnel Committee are A. Richard Puskarz (Chairman), Walter
J. Liss and Robert A. Story. The Personnel Committee oversees and makes recommendations to the Board regarding compensation and benefits for officers and employees of the Bank. The Personnel Committee is also responsible for administering the 1995 Stock Option and Incentive Plan and the 1995 Stock Option Plan for Outside Directors.

  The Marketing Committee met four times during 1996. The members of the Marketing Committee are Roland L. LeClerc (Chairman), and Henry Poplaski. The Marketing Committee reviews marketing, public relations and advertising for the Bank.

  The Planning Committee met eight times during fiscal year 1996. The members of the Planning Committee are Robert A. Gryboski (Chairman), Walter J. Liss and A. Richard Puskarz. The Planning Committee conceives and recommends short and long range plans and objectives to strengthen the Bank's and the Company's continued growth and sound financial condition.

  The Trust Committee met twelve times during fiscal year 1996. Members of the Trust Committee are Joseph A. Welna (Chairman), Robert A. Gryboski and Robert
A. Story. The Trust Committee is responsible for supervising the operations of the Bank's trust department.

  Richard S. Mansfield and Joseph A. Welna are members of each of the committees of the Board of Directors, except that Mr. Mansfield is not a member of the Audit Committee or the Personnel Committee. John G. Medvec, who is not a director but is Executive Vice President and Treasurer of the Bank, also attends meetings of the Board of Directors and committees of the Board of Directors. Other senior officers regularly attend committee meetings relevant to their responsibilities.

  During 1996, every director attended at least 75 percent of the combined total of the meetings of the Board of Directors and of committee(s) of which he was a member.

                           COMPENSATION OF DIRECTORS

  Each director who is not an employee of the Company or the Bank is currently paid an annual retainer fee of $16,000. The Chairman of the Board is paid an annual fee of $25,000. Directors of the Company do not receive additional compensation for any Company or Bank Board of Directors or committee meeting they attend. At the present time, each director of the Company is also a director of the Bank. Individual directors are also compensated for additional services they may provide in the following capacities: committee chairman ($1,500); executive committee member ($3,050); and Secretary of the Board ($3,250).

DIRECTORS' DEFERRED FEES PLANS

  The Bank has in effect programs which permit directors to defer certain amounts to which such director would be entitled for services rendered as a director. Such amounts are to be credited to deferred compensation accounts, generally up to the full amount of the directors fees to which they are entitled. The funds in such deferred compensation accounts are, in each case, invested in a life insurance policy owned by the Bank. Following the retirement or death of the participating director, the Bank will make monthly payments for ten years to him or his beneficiary of an amount computed actuarially. If the director becomes disabled prior to retirement, he will be entitled to the same benefits as upon retirement, depending on the number of years of participation in the program. If the director terminates his services with the Bank, or the Bank terminates the services of the director for cause, or if the director withdraws from the program, the program provides that the Bank will pay him the amount of the deferred fees plus interest at 12%. Total payments in 1996 of $60,610 were made by the Bank pursuant to these programs to former directors and to certain current directors who have attained age 65 (or 70, in the case of one of the Bank's programs) to Matthew R. Duksa ($6,960), Joseph Welna ($16,963), Edward Januszewski ($6,352), Roland L. LeClerc ($8,728), Eugene M. Rosol ($7,495), Chester S. Sledzik ($8,728) and Walter Liss ($5,384). By properly deferring fees under this program, a director avoids federal income tax in the year in which the fees are earned and incurs such tax when the deferred payments are made. The Bank is not entitled to a deduction for the life insurance premiums which are paid, but may deduct the amount of deferred compensation paid when paid. Although the Bank currently funds the benefits payable under this program through the purchase of life insurance owned by the Bank on each participating director, any deficiency would be provided from the general assets of the Bank.

1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

  The Company also adopted, and the stockholders have approved, the 1995 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"). The purpose of the Outside Directors' Plan is to promote the long-term success of the Company by providing financial incentives to directors who are in a position to make significant contributions to such success and to ally more closely their financial interests with that of the Company and its stockholders.

  The Outside Directors' Plan provides for annual option grants of 2,000 options to all non-employee directors on the Company's Board of Directors on the date of the Company's annual meeting of stockholders (the "Grant Date") beginning with the annual meeting in 1995. The aggregate number of shares subject to options under the Outside Directors' Plan is 120,000, subject to adjustment for stock splits or other changes in corporate structure or capitalization affecting the Company's Common Stock. Shares delivered upon the exercise of options pursuant to the Outside Directors' Plan may be either authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. Shares subject to options which expire or terminate before exercise become available for issuance under the Outside Directors' Plan. If the number of shares of Common Stock subject to options on any Grant Date under the Outside Directors' Plan exceeds the number of shares which are available for issuance on such grant date, each director's options shall be reduced on a pro rata basis in order to comply with the maximum number of shares issuable under the Outside Directors' Plan. Options are exercisable upon grant except for options granted to a director who first becomes a director on a Grant Date; such options are exercisable 60 days after that Grant Date.

  The Outside Directors' Plan is administered by a Committee of three or more non-employee directors of the Company. Only non-employee directors are eligible to participate in the Outside Directors' Plan. All options are exercisable at the Fair Market Value of the Company's Common Stock on the date preceding the date of grant (the "Option Price"). "Fair Market Value" is defined as the average of bid and asked prices for the Common Stock on the date as of which the determination is made, as made available for publication by the National Association of Securities Dealers Automated Quotation System, National Market. In the event of any stock split, stock dividend, merger, consolidation, reorganization, recapitalization or other change in corporate structure or capitalization affecting the Company's Common Stock, the number of shares subject to the Outside Directors' Plan, the number of shares then subject to options and the price per share payable upon the exercise of options may be appropriately adjusted by the Committee. In the event a new non-employee director is appointed by the Board to fill a vacant directorship, the new director will not be eligible for an automatic option grant until the next annual meeting of stockholders.

  Unless earlier terminated, the term of the Plan is for 5 years (through the 1999 annual meeting of stockholders) and each option shall be exercisable for 10 years from the date of grant. Upon termination of service as a director, options will terminate on the earlier of three months after termination of service as a director or the expiration of the term of the option, except in the event of the grantee's death, disability or retirement. In the event of termination of service as a director for such reasons, options will terminate at the expiration of the option term.

                      COMPENSATION OF EXECUTIVE OFFICERS

  Each of the executive officers of the Company is also currently an officer of the Bank. The Company has no existing plan or arrangement to pay any remuneration to such officers in addition to the compensation that they will receive from the Bank in their respective capacities as officers of the Bank. The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation paid or awarded by the Bank to the Chief Executive Officer and the only other executive officer whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                        LONG-TERM
                                             ANNUAL    COMPENSATION
                                          COMPENSATION    AWARDS
                                          ------------ ------------
                (a)                  (b)      (c)          (d)          (e)
                                                                     ALL OTHER
                                             SALARY                 COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR     ($)      OPTIONS (#)    ($) (1)
    ---------------------------      ---- ------------ ------------ ------------
Richard S. Mansfield................ 1996   162,647          0       10,738(2)
President and Chief                  1995   157,857          0       10,203(3)
 Executive Officer                   1994   144,076          0       11,872(4)
John G. Medvec...................... 1996   124,044          0        4,417
Executive Vice President             1995   118,489          0        3,553
 and Treasurer                       1994   113,007          0        3,453

--------
  (1) Amounts of All Other Compensation are amounts contributed or accrued in the relevant year by the Company for the Named Executive Officers under the Company's Savings and Investment Plan. The executives may receive other perquisites customary to their positions the aggregate amount of which do not amount to, on an annual basis, 10% of the salary shown above for each.
  (2) Includes $5,988 paid to Mr. Mansfield for vacation time not used in 1996.
  (3) Includes $5,703 paid to Mr. Mansfield for vacation time not used in 1995.
  (4) Includes $8,146 paid to Mr. Mansfield for vacation time not used in 1994.

OPTIONS/SAR GRANTS

  There were no stock options granted to the Named Executive Officers pursuant to the 1995 Stock Option and Incentive Plan for employees during 1996.

  The following table sets forth information concerning option exercises in fiscal 1996 and the fiscal year-end value of unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers under the 1995 Stock Option and Incentive Plan for employees and a prior plan for employees.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

          (a)                (b)          (c)             (d)               (e)
                                                   NUMBER OF SHARES      VALUE OF
                                                      UNDERLYING        UNEXERCISED
                                                      UNEXERCISED      IN-THE-MONEY
                                                      OPTIONS AT        OPTIONS AT
                            SHARES                 DECEMBER 31, 1996 DECEMBER 31, 1996
                         ACQUIRED ON     VALUE     (#) EXERCISABLE/  ($) EXERCISABLE/
          NAME           EXERCISE (#) REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE (1)
          ----           ------------ ------------ ----------------- -----------------
Richard S. Mansfield....    3,000        29,250       31,000/N/A        366,500/N/A
John G. Medvec..........    2,000        22,500       23,000/N/A        259,675/N/A

--------
  (1) Based on the difference between the option exercise price and the average of the high and low price of the Company Common Stock on December 31, 1996 ($27.75).

PENSION PLAN

  The table that follows shows the estimated annual benefits payable upon retirement to Bank employees, including officers, in the earnings and years of service classifications indicated, under the Bank's noncontributory defined benefit plan. The plan covers officers and employees of the Bank who have attained the age of 20 1/2 years, who in one year work at least 1,000 hours and have completed six months of service with the Bank. The retirement benefits reflect a reduction to recognize in part the Bank's cost of Social Security benefits related to service for the Bank. The plan also provides for the payment of benefits to an employee's surviving spouse or other beneficiary, and for optional early retirement benefits provided a participant has attained age 55 and completed at least 10 years of credited service with the Bank.

                     ESTIMATED ANNUAL RETIREMENT BENEFITS

      HIGHEST FIVE
          YEAR            15           20           25           30           35
        AVERAGE        YEARS OF     YEARS OF     YEARS OF     YEARS OF     YEARS OF
      COMPENSATION     SERVICE      SERVICE      SERVICE      SERVICE      SERVICE
      ------------     --------     --------     --------     --------     --------
       $ 20,000        $ 4,950      $ 6,600      $ 8,250      $ 9,900      $ 11,550
       $ 25,000          6,188        8,250       10,313       12,375        14,438
       $ 50,000         14,393       19,190       23,988       28,786        33,583
       $ 75,000         23,018       30,690       38,363       46,036        53,708
       $100,000         31,643       42,190       52,738       63,286        73,833
       $125,000         40,268       53,690       67,113       80,536        93,958
       $150,000         48,893       65,190       81,488       97,786       114,083

--------
  * Applicable pension law currently restricts the amount of annual compensation on which these benefits can be based to $150,000.

  The compensation covered by the plan whose benefits are summarized in the table above equals salary and bonus. The covered compensation for each of the Named Executive Officers is the highest five-year average of the amounts shown in the "Salary" column of the Summary Compensation Table.

  The Named Executive Officers have been credited with the following years of service: Mr. Mansfield, 16 years; and Mr. Medvec, 21 years.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

  Mr. Mansfield and Mr. Medvec each entered into new employment agreements and change in control agreements with the Bank in 1996. The employment agreements have three year terms which are automatically extended on each January 1 for an additional year (unless either party gives written notice of his or its intention not to extend the agreement). These agreements provide for payment of an annual base salary and annual salary increases at not less than the percentage increase in the cost of living, as measured by the Consumer Price Index --All Urban Consumers of the U.S. Bureau of Labor Statistics. Mr. Mansfield and Mr. Medvec are also eligible to participate in all pension and other benefits paid by the Bank to its officers. Under these agreements, Mr. Mansfield and Mr. Medvec currently are paid annual salaries for the period September 15, 1996 through September 15, 1997 of $171,252 and $129,012, respectively. If the employment of Mr. Mansfield or Mr. Medvec is terminated without "cause" (as defined in the agreements), they will be entitled to severance pay equal to their salary and bonus compensation for an additional twelve-month period plus other benefits they would have been entitled to had they remained employed for such period.

  The change in control agreements survive and continue for as long as Mr. Mansfield and Mr. Medvec are full-time officers of the Bank or Company. These agreements provide that upon a change in control of the Bank (as defined in the agreements) Mr. Mansfield and Mr. Medvec will receive a lump sum cash payment severance equal to three times the greater of their respective compensation for the last full calendar year or the average of the most recent three full calendar years. These agreements also provide that for a period of three years Mr. Mansfield and Mr. Medvec are entitled to 401(k) contributions, Pension Plan credit, and participation in all life, health, disability and similar insurance plans and programs of the Bank. These agreements further provide that to the extent that the severance amounts are deemed to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended, Mr. Mansfield and Mr. Medvec are entitled to additional cash payments in the amount of the excise tax imposed pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended for that portion of the severance amount which is deemed to be an excess parachute payment (if any).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The following non-employee directors served on the Personnel Committee of the Board of Directors during the last fiscal year: Messrs. A. Richard Puskarz (Chairman), Walter J. Liss and Robert A. Story. Mr. Puskarz is the President and Chief Executive Officer of Art Press, Inc., which provides certain printing services to the Company and the Bank. In 1996, the Company paid Art Press, Inc. approximately $76,700 for such work.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Notwithstanding anything to the contrary contained in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings in whole or in part, including this Proxy Statement, the following report and the Performance Graph immediately following the report shall not be incorporated by reference into any such filings.

  Executive Compensation for the officers (including the Named Executive Officers) of the Company is managed by the Personnel Committee of the Board of Directors (the "Committee"). The Committee consists of three non-employee members of the Board of Directors appointed by the Chairman of the Board: A. Richard Puskarz (Chairman), Walter J. Liss and Robert A. Story. The Committee is charged with determining the compensation level of Mr. Mansfield, President and Chief Executive Officer of the Company, and approving management salary recommendations for the other Company officers. The Committee is also responsible for developing and implementing any annual and long-term incentive programs for the Company's executives and other employees. All determinations made by the Committee with respect to the cash component of compensation are subject to approval by the full Board of Directors.

  The Committee has implemented an Executive Compensation program which reflects its conservative and straightforward approach to compensating officers. Executive compensation is designed to attract and retain qualified executives with a market competitive salary and to focus the executives on the long-term growth of the Company and the creation of stockholder value through long-term incentive awards. Compensation for officers consist of one or more of the following components: salary, perquisites, employer contributions under the Company's Savings and Investment Plan and equity-based long-term incentives in the form of stock options. The Personnel Committee sets salary levels for the twelve-month period beginning in September of each year.

  Salaries paid to officers in 1996 were based primarily on the market levels of compensation paid to senior banking executives of similar-sized Connecticut banks as reported in a survey published by the Connecticut Bankers Association (the "CBA Survey"). The CBA Survey included a comparison of compensation levels paid to executive officers by 18 Connecticut banks with assets ranging from $200 million to $399 million. The Personnel Committee based 1996 salary increases on average percentage increases paid by other Connecticut and regional banks as reflected in the CBA Survey. However, in Mr. Mansfield's case, a larger percentage increase was appropriate due to the higher levels of base salary paid by many peer institutions to their client executive officers. The banks included in the CBA Survey provided salary increases of 4% to 5% in 1996. The median percentage increase in compensation reflected in the CBA Survey was 4.5% for Bank officers.

  Although not computed on the basis of specific financial goals or quantitative performance criteria, other factors considered by the Personnel Committee in determining base salary levels in 1996 included:

  . the respective level of experience and contributions to the Company's growth of executive officers;

  . the past and projected performance of the Company; and

  . the Company's performance compared with that of its peer group of Connecticut banks of similar asset size.

  Stock option grants are made periodically by the Committee to officers and other key employees and are based on individual officer and employee contributions to the success of the Company, the performance of the Company in general and the Company's performance in comparison with the performance of the Company's peer group. The size of stock option grants is based on market practice generally and on the respective accomplishments of the selected executives. Options were granted to officers in 1996 based on the Bank's expansion activities, growth, and performance since 1995, when options were last granted to officers.

  For the September 1995 to September 1996 period, Mr. Mansfield received a salary of $171,262, a 10% increase over the salary of $155,692 for the corresponding 1994 period. The salary level is based on a comparison of compensation paid to chief executive officers of Connecticut banks with a similar asset size as reflected in the CBA Survey and on the overall financial performance of the Company. Data contained in the CBA Survey indicate that Mr. Mansfield's salary is well within the competitive market range.

                                          THE PERSONNEL COMMITTEE
                                          A. Richard Puskarz (Chairman)
                                          Walter J. Liss
                                          Robert A. Story

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company Common Stock with the cumulative total return of the NASDAQ Stock Market (U.S.) Index and the Keefe, Bruyette & Woods, Inc. New England Banks Index for the period of five fiscal years commencing December 31, 1991 and ended December 31, 1996.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *


                             [GRAPH APPEARS HERE]


              1991       1992       1993       1994       1995       1996

    KEEFE    100.00     175.64     234.48     236.05     368.43     508.20
   NASDAQ    100.00     116.40     133.60     130.60     184.70     227.20
PSB of NB    100.00     168.80     189.70     190.50     216.60     323.50


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  Certain of the directors and executive officers of the Company are and have been customers of the Company and the Bank and have had banking transactions with the Bank. As of December 31, 1996, the Bank had outstanding a maximum aggregate amount of $2,337,687 in loans to directors and executive officers of the Company and the Bank and immediate family members of such directors and executive officers. As a matter of policy, these loans were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other customers of the Bank, were made in the ordinary course of business, and did not involve more than the normal risk of collectibility or present other unfavorable features. No director or executive officer (together with his immediate family members) had indebtedness to the Bank exceeding $680,221.

  The Bank had no loans outstanding on December 31, 1996 to any person known by the Company to be a beneficial owner of more than five percent of Company Common Stock.

  The Company and the Bank expect to have in the future banking transactions in the ordinary course of business with directors and executive officers of the Company and the Bank and their immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not affiliated with the Company or the Bank.

  Several of the Company's directors are affiliated with entities engaged in various levels of business activity with the Company and the Bank. Mr. Puskarz is the President and Chief Executive Officer of Art Press, Inc., which provides certain printing services to the Company and the Bank. In 1996, the Company paid Art Press, Inc. approximately $76,700 for such work. LeClerc Fortier Insurance, of which Mr. LeClerc's daughter owns a percent of the company, provides insurance coverage for the Company and the Bank. In 1996, LeClerc Fortier Insurance, as agent, collected premiums from the Company and the Bank totalling approximately $157,797. Attorney Sledzik has been elected by the Board as Bank attorney and was paid a retainer of $17,365 in 1996 for his work in such position. In addition, Attorney Sledzik is a member of the law firm of Sledzik & McGuire, which often acts as counsel to the Bank on loan closings, the fees for which are paid by the borrower. Such firm also provides certain additional legal services for the Bank for which, in 1996, it was paid approximately $5,515.

  The Company believes that all transactions of the Company and the Bank with officers, directors, employees, principal stockholders or affiliates, including those outlined above, have been or will be on terms no less favorable to the Company than could have been or could be obtained from third persons.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Company Common Stock and other equity securities of the Company. Officers, directors and ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) beneficial owners were complied with.

  THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P.
                  AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                           ENDING DECEMBER 31, 1997

                                 (PROPOSAL 2)

  The Board of Directors of the Company has renewed the Company's arrangements with Coopers & Lybrand, L.L.P., Independent Certified Public Accountants, to be its independent auditors for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting. They will be afforded an opportunity to make a statement if they desire to do so and to respond to appropriate stockholders' questions.

  THE APPOINTMENT OF THE AUDITORS WILL BE RATIFIED IF MORE VOTES ARE CAST IN FAVOR THAN ARE VOTED AGAINST. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P., AS INDEPENDENT AUDITORS.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Annual Meeting. If any matter other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of each person named in the enclosed form of proxy to vote each proxy with respect to such matters in accordance with his or her best judgment.

                             STOCKHOLDER PROPOSALS

  Any stockholder who intends to present a proposal at the Company's April 21, 1998 Annual Meeting of Stockholders is advised that, in order for such proposal to be included in the Board of Directors' proxy material for such meeting, the proposal must be received by the Company at its principal executive office no later than November 21, 1997, directed to the Secretary of the Company. Any such stockholder proposal must meet the requirements specified in SEC Rule 14a-8 under the Exchange Act.

  If the date of the next Annual Meeting of Stockholders is subsequently advanced or delayed by more than thirty (30) calendar days from the date announced above, the Company will, in a timely manner, inform its stockholders of such change and the date by which proposals of stockholders must be received.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Teresa Sasinski, Secretary

New Britain, Connecticut
March 21, 1997

                       PEOPLE'S SAVINGS FINANCIAL CORP.
                               123 BROAD STREET
                        NEW BRITAIN, CONNECTICUT 06053
             1997 ANNUAL MEETING OF SHAREHOLDERS - APRIL 22, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLE'S SAVINGS
                                FINANCIAL CORP.

The undersigned shareholder of People's Savings Financial Corp. hereby appoints Richard S. Mansfield and Joseph A. Welna, M.D. and each of them the proxies of the undersigned with full power of substitution to vote all the shares of People's Savings Financial Corp. held of record by the undersigned on March 7, 1997, at the Annual Meeting of Shareholders of the Corporation to be held at the Ramada Inn, in New Britain, Connecticut, at 10:00 a.m. on Tuesday, April 22, 1997 and at any adjournment(s) thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted "FOR" all nominees for Director and "FOR" proposal 2. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as follows on the reverse side.

--------------------------------------------------------------------------------
     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name appears on this card. When signing as a fiduciary or representative - attorney, executor, administrator, trustee or guardian - please give your full title as such. Proxies signed by a corporation must be signed in the full corporate name by the President or otherwise duly authorized officer. Proxies signed by a partnership must be signed in the partnership name by a duly authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

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--------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

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--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------
PEOPLE'S SAVINGS FINANCIAL CORP.
--------------------------------

RECORD DATE SHARES:
                                                With-    For All
1. ELECTION OF DIRECTORS:                For    hold      Except
                                         [_]     [_]       [_]
   WALTER D. BIOGOSLAWSKI,
   STANLEY P. FILEWICZ, M.D.,
   ROLAND L. LECLERC, AND
   CHESTER S. SLEDZIK, ESQ.

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

                                         For    Against  Abstain
2. PROPOSAL TO RATIFY APPOINTMENT        [_]      [_]      [_]
   OF COOPERS & LYBRAND L.L.P. as independent auditors for the fiscal year ending December 31, 1997.

3. With discretionary authority to vote upon such other matters as may properly come before the Meeting.

   Mark box at right if an address change or comment has been noted on the reverse side of this card. [_]


                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------

----Shareholder sign here-----------------Co-owner sign here--------------------

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